EXHIBIT 10.23S

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWENTY-SIXTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-SIXTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.	Customer desires, and CSG agrees, to standardize the interfaces and applications between Customer’s QT04, QT05 and QT07 environments.

2.	Exhibit A, Environment Matrix, to this Amendment sets forth the various environments impacted by the Integrated Operations Testing (“IOT”) environment standardization. The matrix states (i) whether an environment is needed by Customer in its QT04, QT05 and/or QT07 environments, (ii) if an environment is needed, the environment(s) in which standardization has been completed, and (iii) the environment(s) in which standardization needs to be completed pursuant to this Amendment.

3.	The following assumptions apply in connection with the IOT environment standardization:

•	The QT04, QT05 and QT07 environments are not designed for load testing. Any load testing will need to be requested by Customer and coordinated by CSG, with the potential for increased costs.

•	The QT04, QT05 and QT07 environments are not high availability environments, meaning, there is no redundancy built into any of the hardware or software.

•	Paper statements must be requested by Customer for any or all of the IOT environments and will not generate automatically.

•	Statements will be available in DirectNet for the QT04, QT05 and QT07 environments.

•

Nightly cycle will occur ***** *** **** per ****, between **** **** and **** **** prevailing Mountain time, with the understanding that Customer can request a ****** ********* cycle on an exception basis with a minimum of *** *** days advance notice.

•	Current IOT support requirements are set forth in the Twelfth Amendment to the Agreement (CSG #2308298).

•	Hardware purchased for SLBOS pursuant to this Amendment allows for isolated environments for QT04 in which each environment can support its own version of code without impact to another environment.

•

Items on Exhibit A, Environment Matrix, listed in the “Environment Needed” column as “No” have been reviewed by Customer and Customer agrees that to Customer’s knowledge those items are not required at this time. Future requests for those items listed in the “Environment Needed” column as “No” will be handled independent of this Amendment.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Delivery of the SLBOS server requires approximately an ***** *** **** lead time (*** *** ***** to order and *** *** ***** to configure).

•	Code deployments into the QT04, QT05 and QT07 environments will follow the guidelines and assumptions set forth in the Twentieth Amendment to the Agreement (CSG #2309714).

4.	As a result, Schedule F, Fees, CSG Services, Section I, entitled “Processing,” subsection G entitled “Integrated Operations Testing Environment for QT05 and QT07” shall be deleted in its entirety and replaced with the following:

G. Integrated Operations Testing Environment for environments QT04, QT05 and QT07

Description of Item/Unit of Measure	Frequency	Fee
1. Integrated Operations Testing Environment for environments QT04, QT05 and QT07
a) MIPS (capacity of ** *** *****)	*******	$*********
b) DASD (capacity of *** ** *** *****) (Note 3)	*******	$*********
c) Allocation of CSG Hardware/Software (Note 4)	*******	$*********
d) Monthly Support (Note 1)	*******	Per Exhibit A-1.7. (ASH)
2. Additional allocation of CSG Hardware/Software (Note 5)	One-Time	$*********
3. Build out IOT regions (Note 2)	One-Time	***** *** Per Exhibit A-1.7. (ASH)
Note 1:	Monthly support of the IOT environment will be provided on a **** *** ********* basis using ASH.
Note 2:	The build of the IOT environments is on a **** *** ********* basis using ASH. The **** *** listed above are an estimate.
Note 3:	For clarification purposes, the DASD capacity includes *** ** (per the Twelfth Amendment to the Agreement, CSG document number 2308298, executed on May 9, 2011), and *** ** (per SOW, CSG document number 2310612, executed on October 13, 2011).
Note 4:	For clarification purposes, the Allocation of CSG Hardware/Software ******* fee includes $********* for QT05/07 (per the Twenty-fourth Amendment to the Agreement, CSG document number 2311983, executed on June 6, 2012) and the additional $***** fee has been allocated for the support of SLBOS, ENI and Customer Profile added to QT04 by means of this Amendment.
Note 5:	For clarification purposes, the one-time Additional allocation of CSG Hardware/Software fee includes $******* for QT05/07 (per the Twenty-fourth Amendment to the Agreement, CSG document number 2311983, executed on June 6, 2012) and the one-time $********* fee has been allocated for the support of SLBOS, ENI and Customer Profile added to QT04 by means of this Amendment.

For clarification purposes, invoicing for the additional allocation of CSG Hardware/Software one-time fee of $********* and the monthly increase in allocation of CSG Hardware/Software of $******** listed above, shall begin in the month the CSG Smartlink® BOS and Customer Profile work is completed (estimated to be complete ****** **** days following the Effective Date of this Amendment).

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Joseph T. Tuble

Name:	Michael K. McClaskey	Name:	Joseph T. Ruble

Title:	Senior Vice President and Chief Information Officer	Title:	EVP, CAO & General Counsel

Date: 8/24/12		Date: 29 August 2012

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit A

Environment Matrix

CSG Services	Environment Needed?	Completed Environment(s)	Needed Environment(s)
Customer Profile	Yes	05, 07 1	04
ENI	Yes	05, 07	04
SLBOS	Yes	05, 07 2	Isolate 04
ACSR	Yes	05, 07	04
Nagra DS	Yes	05, 07	04
Credit/Debit Card Processing	Yes	05, 07	04
Check Verification (via check velocity)	Yes	05, 07	04
PPV Upload/Feedback	Yes	05, 07	04
Vantage	Yes	05, 07	04
Statement Express	Yes	05, 07	04
DDE	Yes	05, 07	04
Credit Verification	Yes	05, 07	04
Monetary Payment Gateway (MPG)	Yes	05, 07	04
EMI Subsystem (Exchange Message Interface)	Yes	05, 07	04
Recurring CC	Yes	05, 07	04
EFT	Yes	05,07	04
Recurring EFT	Yes	05, 07	04
RMS	Yes	05, 07	04
FTP Equip Upload	Yes	05, 07	04
Vertex	Yes	05, 07	04
EAL/EAR	Yes	05, 07	04
ZAS/ZAR/ZAM	Yes	05, 07	04
Sales Dashboard	Yes	05, 07 2	04
IaT/WildBlue	Yes	05, 07 2	04
Paper Statements	Yes	05, 07	04
EMI/SLA Dashboard	No	05, 07	04
CIM IT (Oracle)	No	05, 07	none
SMS / IM	No	none	none
Vantage Plus	No	none	none
Vantage Direct	No	none	none
NCOALink	No	none	none
Delinquency Dashboard	No	none	none
CheckFree	No	05	none
Mail Trace	No	05	none
Lockbox	No	none	none
Letters	No	none	none

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.	Customer Profile will be implemented into the QT05 and QT07 regions per the Twenty-third Amendment to the Agreement, CSG document number 2313021, executed on May 25, 2012.
2.	Implementation of IaT, Paper Statements and the Sales Dashboard into QT07; and the isolation of the SLBOS in the QT05 and QT07 regions will occur per the Twenty-fourth Amendment to the Agreement, CSG document number 2311983, executed on June 6, 2012.